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                                                                   EXHIBIT 23(B)


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-33863 of Merrill Lynch Life Insurance Company on Form S-3, of our report dated February 22, 1999, incorporated by reference in the Prospectuses, which are a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectuses.


/s/ Deloitte & Touche LLP

New York, New York

March 29, 1999